SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 16, 2003

NASSDA CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-33291	77-0494462
(Commission File Number)	(I.R.S. Employer Identification No.)

2650 San Tomas Expressway, Santa Clara, California	95051
(Address of Principal Executive Offices)	(Zip Code)

(408) 988-9988

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

Exhibit	Description

99.1	Press Release dated April 16, 2003 of Nassda Corporation.

Item 9.    Regulation FD Disclosure.

The following information is disclosed pursuant to Item 12 on Form 8-K:

On April 16, 2003, Nassda Corporation issued a press release announcing its financial results for the three months ended March 31, 2003. A copy of such release is attached hereto as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    April 16, 2003

NASSDA CORPORATION

By:	/s/ SANG S. WANG
Sang S. Wang Chairman and Chief Executive Officer

By:	/s/ TAMMY S. LIU
Tammy S. Liu Chief Financial Officer and Secretary

NASSDA CORPORATION

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated April 16, 2003 of Nassda Corporation.